SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2002

                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-25581                 06-1528493
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(State or other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification No.)

    800 Connecticut Avenue, Norwalk, Connecticut       06854
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          (Address of principal office)              (zip code)

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

      On February 26, 2002, priceline.com presented the attached materials at the CIBC World Markets Annual Gaming, Lodging & Leisure Conference in New York, New York. The information set forth above is qualified in its entirety by reference to priceline.com's presentation materials which are attached hereto as
Exhibit 99.1 and incorporated herein by reference.

               EXHIBITS.

                  99.1 Presentation materials presented at the CIBC World Markets Annual Gaming, Lodging & Leisure Conference in New York, New York on February 26, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRICELINE.COM INCORPORATED


                                             By: /s/ Jeffery H. Boyd
                                                 -------------------------------
                                                 Name:  Jeffery H. Boyd
                                                 Title: President

Date: February 26, 2002

                                  EXHIBIT INDEX

      Exhibit No.   Description
      -----------   -----------

      99.1 Presentation materials presented at the CIBC World Markets Annual Gaming, Lodging & Leisure Conference in New York, New York on February 26, 2002.